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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 27, 2001

                          COMMISSION FILE NO.

                             MKS INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its Charter)

                MASSACHUSETTS                                   04-2277512
       (State or other jurisdiction of               (IRS Employer Identification No.)
       incorporation or organization)
  SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                        01810
  (Address of principal executive offices)                      (Zip Code)

                                 (978) 975-2350
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     This current report on Form 8-K provides financial information pertaining to the retroactive effect of the January 26, 2001 business combination of MKS Instruments, Inc. (the "Company") and Applied Science and Technology, Inc. ("ASTeX"), which was accounted for under the pooling of interest method of accounting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

       EXHIBIT
       NUMBER                               TITLE
       -------                              -----
       23.1      Consent of PricewaterhouseCoopers LLP
       23.2      Consent of KPMG LLP
       99.1      Consolidated Financial Statements of MKS Instruments, Inc.
                 as of December 31, 2000 and 1999 and for the years ended
                 December 31, 2000, 1999 and 1998 and Report of Independent
                 Accountants thereon.
       99.2      Management's Discussion and Analysis of Financial Condition
                 and Results of Operations Reflecting the Merger of MKS
                 Instruments, Inc. and Applied Science and Technology, Inc.
                 -- December 31, 2000
       99.3      Schedule II -- Valuation and Qualifying Accounts for MKS
                 Instruments, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MKS INSTRUMENTS, INC.

                                            /s/ Ronald C. Weigner
                                            Ronald C. Weigner
                                            Vice President and Chief Financial
                                            Officer

Dated: November 27, 2001

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                               TITLE
       -------                              -----
       23.1      Consent of PricewaterhouseCoopers LLP
       23.2      Consent of KPMG LLP
       99.1      Consolidated Financial Statements of MKS Instruments, Inc.
                 as of December 31, 2000 and 1999 and for the years ended
                 December 31, 2000, 1999 and 1998 and Report of Independent
                 Accountants thereon.
       99.2      Management's Discussion and Analysis of Financial Condition
                 and Results of Operations Reflecting the Merger of MKS
                 Instruments, Inc. and Applied Science and Technology, Inc.
                 -- December 31, 2000
       99.3      Schedule II -- Valuation and Qualifying Accounts for MKS
                 Instruments, Inc.